SCT-Q1

Quarterly Report
November 30, 2025
MFS®  Technology Fund

Portfolio of Investments
11/30/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks – 99.6%
Business Services – 3.4%
Accenture PLC, “A”	163,347	$40,836,750
Verisk Analytics, Inc., “A”	70,122	15,782,358
Zscaler, Inc. (a)	86,490	21,752,235
		$78,371,343
Computer Software – 27.4%
Adobe Systems, Inc. (a)	14,426	$4,618,195
Atlassian Corp. (a)	61,656	9,218,805
Autodesk, Inc. (a)	14,654	4,445,144
Cadence Design Systems, Inc. (a)	88,788	27,687,650
Constellation Software, Inc.	11,757	28,461,592
CrowdStrike Holdings, Inc. (a)	77,178	39,295,951
Datadog, Inc., “A” (a)	161,950	25,913,620
Figma, Inc. (a)	3,792	136,398
Guidewire Software, Inc. (a)	203,550	43,962,729
Intuit, Inc.	53,350	33,828,168
JFrog Ltd. (a)	335,922	20,484,524
Microsoft Corp. (s)	341,600	168,070,616
MongoDB, Inc. (a)	34,335	11,411,924
Oracle Corp.	266,913	53,903,080
Palantir Technologies, Inc. (a)	184,505	31,079,867
Pegasystems, Inc.	396,231	21,701,572
ServiceTitan, Inc., “A” (a)	132,386	11,830,013
Snowflake, Inc., “A” (a)	247,480	62,176,875
Tyler Technologies, Inc. (a)	38,553	18,105,260
Vertex, Inc., “A” (a)	304,044	5,980,545
		$622,312,528
Computer Software - Systems – 23.2%
Apple, Inc. (s)	771,957	$215,260,209
Arista Networks, Inc. (a)	161,271	21,074,894
CDW Corp.	56,255	8,113,096
Cisco Systems, Inc.	526,989	40,546,534
EPAM Systems, Inc. (a)	128,191	23,971,717
Hitachi Ltd.	1,333,600	42,431,951
International Business Machines Corp.	174,156	53,741,059
Seagate Technology Holdings PLC	54,464	15,069,644
Shopify, Inc. (a)	682,709	108,304,956
		$528,514,060
Electrical Equipment – 1.2%
Amphenol Corp., “A”	121,012	$17,050,591
Corning, Inc.	125,930	10,603,306
		$27,653,897
Electronics – 29.6%
Advanced Micro Devices (a)	314,086	$68,323,128
Analog Devices, Inc.	29,604	7,855,125
Applied Materials, Inc.	153,993	38,844,734
Broadcom, Inc.	500,654	201,743,536
Coherent Corp. (a)	106,104	17,428,643
Globalwafers Co. Ltd.	1,049,000	12,567,277
KLA Corp.	26,002	30,564,571
Lam Research Corp.	328,047	51,175,332
NVIDIA Corp.	965,292	170,856,684
Onto Innovation, Inc. (a)	60,532	8,665,761

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Taiwan Semiconductor Manufacturing Co. Ltd.	800,000	$36,705,433
Teradyne, Inc.	152,536	27,744,773
		$672,474,997
Insurance – 0.5%
Aon PLC	30,679	$10,857,912
Interactive Media Services – 14.0%
Alphabet, Inc., “A” (s)	767,917	$245,871,665
Meta Platforms, Inc., “A” (s)	112,766	73,066,730
		$318,938,395
Leisure & Toys – 0.3%
Take-Two Interactive Software, Inc. (a)	25,534	$6,283,151
Total Common Stocks		$2,265,406,283

	Strike Price	First Exercise
Warrants – 0.0%
Computer Software – 0.0%
Constellation Software, Inc. (CAD 100 principal amount of Series 2 Debentures for 1 warrant, Expiration 3/31/40) (a)	CAD 11.5	N/A	9,895	$0

Mutual Funds (h) – 0.4%
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 4.01% (v)	10,714,080	$10,716,223

Other Assets, Less Liabilities – (0.0)%		(1,004,297)
Net Assets – 100.0%		$2,275,118,209

(a)	Non-income producing security.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $10,716,223 and
$2,265,406,283, respectively.

(s)	Security or a portion of the security was pledged to cover collateral requirements for certain derivative transactions.
(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the
annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CAD	Canadian Dollar
At November 30, 2025, the fund had cash collateral of $5,333 and other liquid securities with an aggregate value of $587,309.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
11/30/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial
Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.
Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,036,935,074	$—	$—	$2,036,935,074
Canada	136,766,548	0	—	136,766,548
Taiwan	49,272,710	—	—	49,272,710
Japan	42,431,951	—	—	42,431,951
Investment Companies	10,716,223	—	—	10,716,223
Total	$2,276,122,506	$0	$—	$2,276,122,506
For further information regarding security characteristics, see the Portfolio of Investments.

Supplemental Information (unaudited) – continued
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the period ended November 30, 2025:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$27,131,026	$244,307,191	$260,722,529	$(532)	$1,067	$10,716,223

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$234,798	$—